Exhibit 10.1

INCREMENTAL SUPER PRIORITY NOTE SUBSCRIPTION AGREEMENT

This INCREMENTAL SUPER PRIORITY NOTE SUBSCRIPTION AGREEMENT (this

“Subscription Agreement”) is entered into on December 11, 2023, by and between GETAROUND, INC., a Delaware corporation (the “Borrower”) and MUDRICK CAPITAL MANAGEMENT L.P., on behalf of certain funds, investors, entities or accounts that is managed, sponsored or advised by it (together with its permitted successors and assigns, the “Holder”).

WHEREAS, on September 8, 2023, the Borrower issued, and the Holder subscribed for, a super priority secured promissory note with an aggregate principal amount of $15,040,685 (the “Initial Note”);

WHEREAS, upon the terms and conditions contained herein, the Holder desires to subscribe for and purchase, additional super priority secured promissory notes (each, an “Additional Note” and, together with the Initial Note, the “Note”) from time to time of and from the Borrower substantially in the form attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription.

(a)
Subject to the terms and conditions hereof, the Holder hereby agrees to subscribe for and purchase, Additional Notes (each such subscription and issuance, a “Subscription”) for an aggregate purchase price of 100% of the principal amount of each Additional Note (the “Purchase Price”), and the Borrower hereby agrees to issue and sell to the Holder, at each Closing (as defined below), Additional Notes in consideration of the payment of the Purchase Price by or on behalf of the Holder to the Borrower.

(b)
The issuance and purchase of each Additional Note, the entry into of the other Note Documents (as defined in the Note) and the use of the proceeds of each Note as set forth in Section 1(b) hereof are collectively referred to as the “Transactions”.

Section 2. Closing.

(a)
Initial Closing. Subject to the terms and conditions hereof, the initial closing of the sale and purchase of the Additional Notes (the “Initial Closing,” and the date of such Initial Closing, the “Initial Closing Date”) shall occur simultaneously with the execution and delivery of this Subscription Agreement. The aggregate principal amount of Additional Notes purchased by the Holder at the Initial Closing shall be $3,000,000.

(b)
Subsequent Closings.

(i)
Subject to the terms and conditions hereof, the Borrower may, by delivery of a duly completed subscription request with the information set forth in Section 2(b)(ii) below (each, a “Subscription Request”) to the Holder no later than 5:00 p.m. New York City time on the date that is five Business Days prior to a proposed Closing Date, request that the Holder purchased Additional Notes; provided that there shall be no more than one Subscription Request per week.
(ii)
Each Subscription Request shall contain the following information:
(A)
the principal amount of the Additional Note (provided that (x) the aggregate principal amount of Additional Notes purchased pursuant to this Agreement shall not exceed $20,000,000 and (y) each such request shall be for a minimum principal amount of $500,000 and a maximum principal amount of $2,000,000, in each case rounded to the nearest $100,000); and

(B)
the proposed Closing Date.
(iii)
At any subsequent closing of such Additional Notes (each a “Subsequent Closing” and, together with the Initial Closing, the “Closings”, and the date of each such Closing, a “Subsequent Closing Date” and, together with the Initial Closing Date, the “Closing Dates”), subject to the terms and conditions hereof, the Borrower shall issue and sell to the Holder, and the Holder shall purchase and acquire from the Borrower, an Additional Note for the Purchase Price.
(c)
The Borrower shall deliver, at each Closing, an amended and restated Note reflecting the principal amount of all Notes (including the Initial Note) issued on or prior to such Closing (including, for the avoidance of doubt, all capitalized interest thereon to, but excluding the relevant Closing Date). The Holder’s determination of the principal amount shall be final and binding, absent manifest error.

(d)
Each Closing shall be contingent on, and occur following, the satisfaction, or valid waiver in writing by each of the parties hereto, of the conditions that, on the relevant Closing Date:

(i)
no court of competent jurisdiction or governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the Transactions contemplated hereby illegal or otherwise restraining, prohibiting or enjoining consummation of the transactions contemplated hereby, and no such governmental authority shall have instituted a proceeding seeking to impose any such restraint or prohibition; and
(ii)
the amendment to the Super Priority Intercreditor Agreement, dated the date hereof, shall have been executed by the parties thereto and shall be operative.

(e)
In addition to the conditions set forth in Section 2(d) hereof, the obligation of the Borrower to consummate each Closing shall be subject to the satisfaction or valid waiver by the Borrower of the additional conditions that, on such Closing Date:

(i)
all representations and warranties of the Holder contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Holder Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of such Closing Date (unless they specifically speak as of an earlier date, in which case they shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Holder Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) as of such date), other than, in each case, failures to be true and correct that would not result, individually or in the aggregate, in a Holder Material Adverse Effect (as defined below); and
(ii)
the Holder shall have performed, satisfied or complied in all material respects with all covenants and agreements required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to such Closing, except where the failure of such performance, satisfaction or compliance would not result, individually or in the aggregate, in a Holder Material Adverse Effect (as defined below).
(f)
In addition to the conditions set forth in Section 2(d) hereof, the obligation of the Holder to consummate each Closing shall be subject to the satisfaction or valid waiver by the Holder of the additional conditions that, on such Closing Date:

(i)
all representations and warranties of the Borrower contained in this Subscription

Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Borrower Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of such Closing Date (unless they specifically speak as of an earlier date, in which case they shall be true and correct in all material respects (other than representations and warranties that are qualified as to Borrower Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date);
(ii)
the Borrower shall have performed, satisfied or complied in all material respects with all covenants and agreements required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to such Closing;
(iii)
none of the Borrower and its subsidiaries shall have entered into any agreement, including through amendment, waiver or modification of the terms of an existing agreement, after the date hereof to incur any indebtedness for borrowed money (other than this Subscription Agreement);
(iv)
there shall not have occurred any Borrower Material Adverse Effect (as defined below);
(i)
the Guarantee Agreement, the Security Documents and the Super Priority Intercreditor Agreement (each as defined in the Note) shall have been executed by the applicable parties thereto in form and substance reasonably satisfactory to the Holder and shall be in full force and effect;
(ii)
there shall be (A) no Default or Event of Default or Fundamental Change (each as defined in the Convertible Notes Indenture) under the Convertible Notes Indenture as of such Closing Date on a pro forma basis after giving effect to the Transactions, except for (x) the “Reporting Default” and “Reporting Event of Default” (as defined in the Borrower’s Current Report on Form 8-K, dated August 22, 2023, and (y) the Reporting Event of Default anticipated to occur on December 10, 2023 with respect to the Borrower’s failure to file its quarterly report on Form 10-Q for the 6-month period ended June 30, 2023 with the SEC within the time permitted and (B) no Default or Event of Default (each as defined in the Initial Note) under the Initial Note as of such Closing Date on a pro forma basis after giving effect to the Transactions;
(iii)
with respect to the Initial Closing only, the Holder shall have received an opinion of Orrick Herrington & Sutcliffe LLP, special counsel to the Borrower, dated such Closing Date and addressed to the Holder, in form and substance reasonably satisfactory to the Holder and its counsel, and including customary assumptions;
(iv)
the Holder shall have received a certificate or certificates signed by any two officers of the Borrower, dated such Closing Date, in which each such officer shall state that the (A) conditions set forth in Section 2(f)(i) through Section 2(f)(vi) are satisfied as of such Closing Date and (B) that the execution and delivery by the Borrower and the guarantors of the Subscription Agreement, the Note, the Guarantee Agreement, the Security Documents and the Super Priority Intercreditor Agreement, as applicable, and the performance by the Borrower and the guarantors of the Subscription Agreement, the Note, the Guarantee Agreement, the Security Documents and the Super Priority Intercreditor Agreement, as applicable, will not breach or result in a default under any material agreement to which the Borrower or any of its subsidiaries is a party as of the Closing Date; and
(v)
the Borrower shall have reimbursed the reasonable and documented out-of- pocket fees and expenses of Weil, Gotshal & Manges LLP, as counsel to the Holder, to the extent invoiced at least one (1) Business Day prior to such Closing Date, up to a maximum amount separately agreed upon by the Borrower and the Holder on or prior to the date hereof.

(b)
Prior to or at each Closing, (i) the Holder shall deliver all such other information and shall take all such actions as is reasonably requested by the Borrower in order for the Borrower to deliver the Note to the Holder and (ii) the Borrower shall take all such actions as is reasonably requested by the Holder (including providing relevant instructions to the Trustee for the Note) in order to deliver the Note to the Holder.

(c)
The Borrower and the Holder agree that, notwithstanding the use of the word “shall” or other language of obligation, the provisions of Section 2 hereof represent conditions to each Closing and do not constitute representations, warranties or covenants of any party. Accordingly, the parties shall not assert that the failure to satisfy any condition in Section 2 (or that the occurrence or non-occurrence of any event referred to therein), absent a breach of any other section of this Subscription Agreement, constitutes a breach of this Subscription Agreement.

Section 3. Borrower Representations and Warranties. The Borrower represents and warrants to the Holder, as of the date of this Subscription Agreement, that:

(a)
The Borrower (i) is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into, deliver and perform its obligations under this Subscription Agreement, and (iii) is duly licensed (if applicable) or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Borrower Material Adverse Effect. For purposes of this Subscription Agreement, an “Borrower Material Adverse Effect” means (i) an event, change, development, occurrence, condition or effect which would have a material adverse effect on the business, financial condition or results of operations of the Borrower and its subsidiaries, taken as a whole, (ii) prevents or materially impairs the ability of the Borrower to timely perform its obligations under the Note Documents or (iii) prevents or materially impairs the exercise of the rights and remedies available to the Holder under any Note Document with respect to repayment of the Note.

(b)

(i)
As of the date hereof, the Borrower’s indebtedness for borrowed money consists solely of the Convertible Notes, the Note, and the amounts outstanding under the PGE Facility (as defined in the Note) as of the date of this Subscription Agreement; and
(ii)
As of the date hereof, the Borrower has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated, in each case, excluding Getaround Operations LLC, Conveyance Auto, LLC, Getaround SAS, HyreCar, LLC, Getaround BV and Getaround1 BV. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Borrower is a party or by which it is bound relating to the voting of any of its common stock, par value $0.0001 per share (“Common Stock”) or other equity interests in the Borrower (collectively, “Equity Interests”), other than the Transaction Support Agreements dated on or around September 8, 2023 (as the same exist on the date hereof as provided to Holder).
(c)
This Subscription Agreement has been duly authorized, executed and delivered by the Borrower, and assuming the due authorization, execution and delivery of the same by the Holder, this Subscription Agreement constitutes the valid and legally binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability, including rights of indemnification, may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d)
The Note has or will have been duly authorized, executed and delivered by the Borrower. When issued and sold against receipt of the consideration therefor, the Note will be the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by the availability of equitable remedies. The Guarantee Agreement constitutes a legal, valid and binding obligation of each of the guarantors thereunder, enforceable against each of the guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by the availability of equitable remedies. Each Security Document has been, or prior to the execution thereof at the times contemplated in the Note or the Security Documents, as applicable, will be duly authorized by the relevant security grantor and will, once it has been duly executed and delivered by the relevant security grantor and the other parties thereto, create or confirm, as applicable, legal, valid and binding first-ranking security interests that each Security Document purports to create for the benefit of the secured parties named therein subject to the perfection actions to be taken in accordance with and pursuant to the respective Security Document, in each case subject to the terms set forth in such Security Document. On or prior to each Closing Date, the relevant security grantor under each Security Document will own the relevant Collateral (as defined in the Note) covered by such Security Document free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, other than as permitted under the Convertible Notes Indenture.

(e)
The execution and delivery of the Note Documents, the issuance and sale of the Note and the compliance by the Borrower with all of the provisions of the Note Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Borrower pursuant to the terms of (i) any indenture (including the Convertible Notes Indenture), mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which any of the property or assets of the Borrower is subject; (ii) the organizational documents of the Borrower; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Borrower Material Adverse Effect, or have a material adverse effect on the Borrower’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Note.

(f)
Assuming the accuracy of the representations and warranties of the Holder set forth in Section 4 of this Subscription Agreement, the Borrower is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Note), other than

(i) filings required by applicable state securities laws and (ii) any consent, waiver, authorization, order, notice, filing or registration the failure of which to make or obtain would not be reasonably likely to have a Borrower Material Adverse Effect or have a material adverse effect on the Borrower’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Note.

(g)
Assuming the accuracy of the Holder’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act, is required for the offer and sale of the Note by the Borrower to the Holder, and the Note is not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. The Note is not, and following the Closing, will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of the Holder or any other holder of the Note to pledge, sell, assign or otherwise transfer the Note under any organizational document, policy or agreement of, by or with the Borrower, but excluding the restrictions on transfer to be described in the Note and Section 4(e) of this Subscription Agreement with respect to the status of the Note as a “restricted security”.

(h)
Neither the Borrower nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Note.

(i)
The Borrower has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the sale of the Note for which the Holder could become liable. No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Note to the Holder.

(j)
Commencing March 31, 2023, the Borrower has failed to file all reports (such reports, the “SEC Reports”) required to be filed by it pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than the Borrower’s fiscal year 2022 annual report on Form 10-K, which Borrower filed on November 16, 2023. As of their respective dates or, if amended or restated, as of the date of such amendment or restatement, all SEC Reports filed by the Borrower with the SEC prior to March 31, 2023 complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed or, if amended or restated, as of the date of such amendment or restatement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as described above and in the SEC Reports, the Borrower timely filed each report, statement, schedule, prospectus, and registration statement that the Borrower was required to file with the SEC since inception. A copy of each SEC Report is available to the Holder via the SEC’s EDGAR system. There are no outstanding or unresolved comments in comment letters received by the Borrower from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports, other than non-material comments received by the Borrower with respect to its draft registration statement on Form S-1 filed with the SEC on February 3, 2023.

(k)
Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Borrower Material Adverse Effect or have a material adverse effect on the Borrower’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Note, as of the date of this Subscription Agreement, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Borrower, threatened against the Borrower or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Borrower.

(l)
The Borrower is in compliance with all applicable laws, except where such noncompliance would not reasonably be expected to have, individually or in the aggregate, a Borrower Material Adverse Effect. The Borrower has not received any written communication from a governmental entity alleging that the Borrower is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Borrower Material Adverse Effect.

(m)
The Borrower is not, and immediately after receipt of payment for the Convertible Notes will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)
The Borrower has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Borrower that could result in the initial sale of the Note as contemplated herein not being exempt from the registration requirements of Section 5 of the Securities Act, unless such offer, sale or solicitation was or shall be within the exemptions from registration available under the Securities Act.

(o)
None of the Borrower, its Subsidiaries or to the Borrower’s knowledge, any of their respective representatives has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made or offered to make any unlawful payment or provided or offered to provide anything of value to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti- corruption or bribery law, or (iii) made any other unlawful payment. None of the Borrower, its Subsidiaries or to the Borrower’s knowledge, any of their respective representatives has directly or knowingly indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder any of the Borrower or its Subsidiaries or assist any of the Borrower or its Subsidiaries in connection with any actual or proposed transaction. The operations of each of the Borrower and its Subsidiaries are and have been conducted at all times in compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (as defined in the Note) that have jurisdiction over the Borrower and its Subsidiaries. None of the Borrower, its Subsidiaries, or any of their respective directors or officers, or any other representative acting on behalf of each of them, is currently (i) identified on the specially designated nationals or other blocked person list or otherwise currently the subject or target of any sanctions administered by The Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, or other applicable Governmental Authority, (ii) organized, resident, or located in, or a national of a comprehensively sanctioned country (currently, Cuba, Iran, North Korea, Syria, Russia, the “Covered Regions” of Ukraine identified pursuant to Executive Order 14065, and the Crimea region of Ukraine), or (iii) in the aggregate, fifty (50) percent or greater owned, directly or indirectly, or otherwise controlled, by one or more persons identified in (i) or (ii); and none of the Borrower, t or its officers or directors has directly or, knowingly, indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any subsidiary, joint venture partner or other person, in connection with any sales or operations in any country comprehensively sanctioned by OFAC or other applicable Governmental Entity (currently, Cuba, Iran, North Korea, Syria, Russia, the “Covered Regions” of Ukraine identified pursuant to Executive Order 14065, and the Crimea region of Ukraine) or for the purpose of financing the activities of any person currently subject to, or otherwise in violation of, any sanctions administered by OFAC or the U.S. Department of State or other applicable Governmental Entity in the last five (5) fiscal years. None of the Borrower, its Subsidiaries nor any of their respective directors or officers, or any other representative acting on behalf of the Borrower or its Subsidiaries, has engaged in any conduct, activity, or practice that would constitute a violation or apparent violation of any applicable sanctions laws administered by OFAC, the U.S. Department of State, or other applicable Governmental Authority. No Proceeding (as defined in the Note) involving the Borrower or its Subsidiaries with respect to the any of the foregoing is pending or, to the Borrower’s knowledge, threatened.

(p)
The Borrower is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 4. Holder Representations and Warranties. The Holder represents and warrants to the Borrower that:

(a)
The Holder (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and (ii) has the requisite power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. This Subscription Agreement has been duly authorized, executed and delivered by the Holder, and assuming the due authorization, execution and delivery of the same by the Borrower, this Subscription Agreement constitutes the valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as such enforceability, including rights of indemnification, may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(b)
The execution and delivery of this Subscription Agreement, the purchase of the Note and the compliance by the Holder with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Holder pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Holder is a party or by which the Holder is bound or to which any of the property or assets of the Holder is subject; (ii) the organizational documents of the Holder; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Holder or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Holder Material Adverse Effect. For purposes of this Subscription Agreement, a “Holder Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Holder that would reasonably be expected to have a material adverse effect on the Holder’s ability to consummate the transactions contemplated hereby, including the purchase of the Note.

(c)
The Holder (i)(1) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (2) is an “accredited investor” (as defined in Rule 501(a) under the Securities Act), (ii) is acquiring the Note only for its own account and not for the account of others, or if the Holder is subscribing for the Note as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an accredited investor and the Holder has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Note with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Holder is not an entity formed for the specific purpose of acquiring the Note.

(d)
The Holder understands that the Note is being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Note has not been registered under the Securities Act. The Holder understands that the Note may not be offered, resold, transferred, pledged or otherwise disposed of by the Holder absent an effective registration statement under the Securities Act, except (i) to the Borrower or a subsidiary thereof, (ii) to non-

U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (ii) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that the Note shall contain a notation or restrictive legend, as applicable, to such effect, and as a result of these transfer restrictions, the Holder may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Note and may be required to bear the financial risk of an investment in the Note for an indefinite period of time. The Holder acknowledges and agrees that

(i) the Notes will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least one year from the filing of “Form 10 information” with the Commission after the Closing Date and (ii) additional conditions to any such transaction may apply under Rule 144 and other applicable securities laws to the extent that the Holder is at such time, or has been at any time in the immediately preceding three months, an “affiliate” of the Borrower within the meaning of Rule 144. The Holder understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Note and.

(e)
The Holder understands and agrees that it is purchasing the Note directly from the Borrower. The Holder further acknowledges that there have not been, and the Holder hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to the Holder by the Borrower, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Borrower expressly set forth in this Subscription Agreement and in the Note, and the Holder hereby represents and warrants that it is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to this offering of the Note, and the business, condition (financial and otherwise), management, operations, properties and prospects of the Borrower, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The Holder acknowledges that certain information provided to it was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(f)
The Holder is able to fend for itself in the transactions contemplated herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our prospective investment in the Note and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(g)
The Holder became aware of this offering of the Note solely by means of direct contact between the Holder and the Borrower or their respective representatives or affiliates, and the Note was offered to the Holder solely by direct contact between the Holder and the Borrower or their respective representatives or affiliates. The Holder has a pre-existing relationship with the Borrower. The Holder did not become aware of this offering of the Note, nor was the Note offered to the Holder, by any other means. In particular, the Holder did not become aware of this offering through any proxy statement. The Holder acknowledges that the Borrower represents and warrants that the Note (i) was not offered by any form of general solicitation or general advertising and (ii) is not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(h)
The Holder acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Note, including those set forth in the SEC Reports. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note, and the Holder has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Holder has considered necessary to make an informed investment decision. The Holder acknowledges and agrees that neither the Borrower nor any of its affiliates has provided any tax advice to the Holder or made any representations or warranties or guarantees to the Holder regarding the tax treatment of its investment in the Note.

(i)
The Holder understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Note or made any findings or determination as to the fairness of this investment.

(j)
The Holder is not, and is not owned or controlled by or acting on behalf of (in connection with the Transactions), a Sanctioned Person. The Holder is not a non-U.S. shell bank or providing banking services to a non-U.S. shell bank. The Holder represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Holder maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Holder also represents that it maintains, to the extent required, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of any investors against Sanctions-related lists of blocked or restricted persons and to ensure that the funds held by the Holder and used to purchase the Note are derived from lawful activities. For purposes of this Subscription Agreement, “Sanctioned Person” means at any time any person or entity: (i) listed on any Sanctions-related list of designated or blocked or restricted persons; (ii) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time (as of the date of this Subscription Agreement, Cuba, Iran, North Korea, Syria, Russia, the “Covered Regions” of Ukraine identified pursuant to Executive Order 14065, and the Crimea region of Ukraine); or (iii) owned or controlled by or acting on behalf of any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (1) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (2) the European Union and enforced by its member states, (3) the United Nations and (4) Her Majesty’s Treasury.

(k)
Immediately prior to each Closing, the Holder will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 2.

(l)
No broker or finder is entitled to any brokerage or finder’s fee or commission payable by the Holder solely in connection with the sale of the Note to the Holder based on any arrangement entered into by or on behalf of Holder.

(m)
The Holder represents and warrants that, to the best of its knowledge, its subscription funds do not originate from, nor will they be routed through, an account maintained at a shell bank, and/or a bank organized or chartered under the laws of a country or territory that is designated by the Financial Action Task Force as a “High Risk Jurisdiction subject to a Call for Action”.

(n)
The Holder represents and warrants that it is not and, to the best of its knowledge or belief, none of its beneficial owners, controllers or authorized persons (“Related Persons”) (if any) is, a politically exposed person, or a family member or close associate of a politically exposed person, or is acting on behalf of a politically exposed person, or is a shell bank. Further, the Holder understands that enhanced due diligence may need to be undertaken, and the Borrower reserves the right to decline the subscription, where the Holder or any of its Related Persons is a politically exposed person, or a family member or close associate of a politically exposed person, or is acting on behalf of a politically exposed person.

Section 5. Covenants.

(a)
The Borrower hereby expressly covenants and agrees that the Purchase Price shall be used (i) to pay, contemporaneously with the Closing, the fees and expenses of the Borrower relating to the offer, sale and issuance of the Note and (ii) for general corporate purposes.

(b)
[Reserved].

(c)
The Borrower shall have made satisfactory progress towards a transaction or series of potential transactions (including (i) a sale of all or substantially all of the Borrower and its Subsidiaries, taken as a whole, (ii) a junior debt or equity investment to fund the operations of the Borrower and its Subsidiaries and (iii) an alternative transaction) that are acceptable to the Holder, in the Holder’s sole but reasonable determination.

(d)
On or prior to 11:59 p.m., New York City time on December 22, 2023, the Borrower shall have filed with the Commission its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

(e)
For so long as the Note is outstanding, the Borrower shall provide the Holder with a rolling 13-week cash flow forecast, commencing on the December 11, 2023 and updated on a weekly basis.

(f)
The Borrower shall, by 5:00 p.m., New York City time, on the second (2nd) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the Transactions and any other material, non-public information that the Borrower has provided to the Holder at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Borrower’s knowledge, the Holder shall not be in possession of any material, non-public information regarding the Borrower received from the Borrower or any of its officers, directors, or employees or agents, and the Holder shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Borrower, or any of its respective affiliates in connection with the Transactions. Notwithstanding anything in this Subscription Agreement to the contrary, the Borrower shall not publicly disclose the name of the Holder or any of its affiliates or advisers, or include the name of the Holder or any of its affiliates or advisers in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by electronic mail) of the Holder, and shall omit or redact such Holder’s signature page to omit its name and any other identifying information in any such press release or filing except (i) to the extent required by the federal securities laws, rules or regulations (subject to Commission request as provided in clause (ii) in the case of federal securities laws), (ii) to the extent such disclosure is required by other laws, rules or regulations, in each case, at the request of the staff of the Commission or regulatory agency or under NYSE regulations or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 5(f) ; provided that, in the case of (i) and (ii), the Borrower shall provide the Holder with reasonable prior written notice of such permitted disclosure, and shall reasonably consult with the Holder regarding such disclosure. The Holder will promptly provide any information reasonably requested by the Borrower or any of its affiliates for any regulatory application or filing made or to be made or approval sought in connection with the Transactions (including filings with the Commission).

Section 6. Termination.

(a)
Except for the provision of Section 8(d) which shall survive the termination hereunder, this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon:

(i)
the mutual written agreement of all parties hereto to terminate this Subscription Agreement; or
(ii)
upon written notice by the Borrower or the Holder to the other (provided that the party delivering such notice is not in breach of the obligations under this Subscription Agreement) if, on the Closing Date of the Transaction, any of the conditions to Closing set forth in Section 2 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived (to the extent a valid waiver is capable of being issued) by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated

(the termination events described in clauses (i)–(ii) above, collectively, the “Termination

Events”); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination or common law intentional fraud in the making of any representation or warranty hereunder, and each party will be entitled to any remedies at law or in equity (including specific performance) to recover losses, liabilities or damages arising from such breach or fraud. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect and the Repayment Amount shall promptly (and in any event within one Business Day) following the Termination Event be paid to the Holder.

Section 7. Indemnity.

(a)
The Borrower agrees to indemnify and hold harmless each of the Holder, its affiliates and its controlling persons and their respective officers, directors, employees, partners, agents, controlling persons, members, advisors and other representatives (each, an “Indemnitee”) from and against any and all liabilities, losses, damages, claims or out-of-pocket expenses (but limited in the case of legal fees and expenses to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel for the Indemnitees, taken as a whole, and, if reasonably necessary, one local counsel for all Indemnitees taken as a whole in each relevant jurisdiction, and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction to the affected Indemnitees similarly situated) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against such Indemnitee in any way relating to or arising out of or in connection with the Transactions or any actual or prospective claim, actions, suits, inquiries, litigation, investigation or proceeding relating to any of the foregoing whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation or proceeding (a “Proceeding”)), regardless of whether any Indemnitee is a party thereto or whether such Proceeding is brought by the Borrower, any of the Borrower’s Affiliates (as defined in the Note) or any third party, and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee (all of the foregoing, the “Indemnified Liabilities”) provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims or out-of-pocket expenses resulted from (x) the gross negligence or willful misconduct of such Indemnitee or of any of its related Indemnitees, as determined by a final non-appealable judgment of a court of competent jurisdiction, (y) any dispute solely among Indemnitees other than any claims arising out of any act or omission of the Borrower or any of its Affiliates (as determined in a final and non-appealable judgment of a court of competent jurisdiction) or (z) any settlement entered into by such Indemnitee or any of its affiliates without the Borrower’s written consent; provided, however, that the forgoing indemnity will apply to any such settlement in the event the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to assume such defense. All amounts due under this Section 7(a) shall be paid within ten (10) days after written demand therefor (together with backup documentation supporting such reimbursement request).

Section 8. Miscellaneous.

(a)
All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient (with no mail undeliverable or other rejection notice),
(iii)
one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address or electronic mail address, as applicable, specified in Schedule I hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 11(a).

(b)
The Borrower acknowledges that the Holder will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement and the Note.

(c)
Each of the Borrower and the Holder is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d)
The Borrower agrees (i) to reimburse the Holder for all reasonable and documented or invoiced out-of-pocket costs and expenses associated with the preparation, execution and delivery, administration, amendment, modification, waiver and/or enforcement of the Note Documents (including due diligence expenses, applicable travel expenses, but limited, in the case of legal fees and expenses, to the reasonable and documented fees, charges and disbursements of one counsel to the Holder up to a maximum amount to be agreed (and, if reasonably necessary, of one local counsel in any relevant local jurisdiction)), incurred in connection with the Note Documents and (ii) to pay or reimburse the Holder for all reasonable and documented out-of- pocket costs and expenses incurred in connection with the enforcement and protection of any rights or remedies under the Note Documents and any Transaction Support Agreement (including advisor costs and reasonable and documented fees, charges and disbursements of one firm of counsel to the Holder described in clause (i) above).

(e)
Neither this Subscription Agreement nor any rights that may accrue to the Holder hereunder (other than the Note acquired hereunder) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Borrower hereunder may be transferred or assigned. Notwithstanding the foregoing, the Holder may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Holder) or, with the Borrower’s prior written consent, to another person, provided that (i) such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by the Holder, the assignee(s) shall become the Holder hereunder and have the rights and obligations and be deemed to make the representations and warranties of the Holder provided for herein to the extent of such assignment and (ii) no such assignment shall relieve the Holder of its obligations hereunder if any such assignee fails to perform such obligations unless expressly agreed to in writing by the Borrower.

(f)
All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g)
The Holder acknowledges that, subject to the conditions set forth in Section 5(f), the Borrower may file a copy of this Subscription Agreement with the Commission as an exhibit to a periodic or other report of the Borrower, a proxy statement of the Borrower or a registration statement of the Borrower.

(h)
This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by the Borrower and each of the parties hereto.

(i)
This Subscription Agreement (including the form of Note attached as Exhibit A hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(j)
Except as otherwise provided herein (including the next sentence hereof), this Subscription Agreement is intended for the benefit of the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 7 hereof, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

(k)
The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement (including the covenants set forth in Section 5 hereof) were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further acknowledge and agree:

(x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy;

(y) not to assert that a remedy of specific enforcement pursuant to this Section 8(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(l)
In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and external attorneys’ fees reasonably incurred and documented by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and external attorneys’ fees reasonably incurred and documented by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

(m)
In the event any one or more of the provisions contained in this Subscription Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Each waiver in this Subscription Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Holder for having bargained for and obtained it.

(n)
No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(o)
The parties may sign any number of copies of this Subscription Agreement. Each signed copy, which may be delivered by facsimile or PDF transmission, shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) will constitute effective execution and delivery of this Subscription Agreement as to the other parties hereto will be deemed to be their original signatures for all purposes. The Borrower agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications, including, without limitation, the risk of interception and misuse by third parties.

(p)
THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS SUBSCRIPTION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION

AND DELIVERY OF THIS SUBSCRIPTION AGREEMENT, EACH OF THE BORROWER AND THE HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN OR IN ANY OTHER NOTE DOCUMENT WILL PREVENT THE HOLDER FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE SECURITY DOCUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF THE BORROWER OR THE GUARANTORS IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED. EACH OF THE BORROWER AND HOLDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY NOTE DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY NOTE DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SCHEDULE I HEREOF. NOTHING IN THIS SUBSCRIPTION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(q)
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(r)
This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties or third party beneficiaries hereto and then only with respect to the specific obligations set forth herein with respect to such party or third party beneficiary. No past, present or future director, officer, employee, incorporator, manager, member, partner, stockholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.

(s)
For the avoidance of doubt, the subscription agreement dated September 8, 2023, by and among the Borrower and the Holder shall remain in full force and effect until terminated in accordance with its terms. Nothing in this Subscription Agreement is intended to supersede the provisions contained in the subscription agreement dated September 8, 2023.

Schedule I

NOTICES

Borrower

Getaround, Inc. 55 Green Street

San Francisco, California 94111

Attn: Tom Alderman; Spencer Jackson

Email: tom@getaround.com; legal@getaround.com

With a copy (such copy not to constitute notice) to: Orrick, Herrington & Sutcliffe LLP

The Orrick Building 405 Howard Street

San Francisco, California 94105 Attn: Bill Hughes

Email: whughes@orrick.com Holder

Mudrick Capital Management L.P.

on behalf of certain funds, investors, entities or accounts that is managed, sponsored or advised by it

527 Madison Avenue, 6th Floor New York, NY 10022

Attn: Glenn Springer

Email: operations@mudrickcapital.com; vdanh@mudrickcapital.com; kkim@mudrickcapital.com

With a copy (such copy not to constitute notice) to: Weil, Gotshal & Manges LLP

767 Fifth Avenue New York, NY 10153

Attn: Matt Barr; Nitin Konchady

Email: matt.barr@weil.com; nitin.konchady@weil.com

IN WITNESS WHEREOF, each of the Borrower and the Holder has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

GETAROUND, INC.

By: /s/ SAM ZAID

Name: Sam Zaid

Title: Chief Executive Officer

[Signature Page to Subscription Agreement]

HOLDER
MUDRICK CAPITAL MANAGEMENT L.P. on behalf of certain funds, investors, entities or accounts that is managed, sponsored or advised by it
By: /S/ JASON MUDRICK
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Subscription Agreement]

EXHIBIT A

FORM OF AMENDED AND RESTATED NOTE

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED PURSUANT TO THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

AMENDED AND RESTATED SUPER PRIORITY SECURED PROMISSORY NOTE

$18,635,499.51	December 11, 2023

FOR VALUE RECEIVED, GETAROUND, INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to MUDRICK CAPITAL MANAGEMENT L.P., on behalf of certain funds, investors, entities or accounts that is managed, sponsored or advised by it (together with its permitted successors and assigns, the “Holder”), an amount equal to 108.000% of the principal amount of the Note (which principal amount shall include all capitalized amounts and/or accrued and unpaid interest on the Note) (collectively, the “Repayment Amount”).

1.
Definitions. In this Note, the following terms shall have the following meanings:

(a)
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

(b)
“Bankruptcy Code” means Title 11 of the United State Code, as amended, or any similar federal or state law for the relief of debtors.

(c)
“Borrower” shall have the meaning assigned to such term in the preamble.

(d)
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York are authorized or required by law to close.

(e)
“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into or exchangeable for such equity prior to their conversion or exchange, as the case may be.

(f)
“Cash Equivalents” mean: (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by (A) the United States of America (or any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America) or (B) any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, in each case maturing within one year from the date of acquisition thereof; (ii) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at the date of acquisition thereof, the highest credit rating obtainable from S&P or Moody’s; (iii) investments in certificates of deposit, banker’s acceptances and demand or time deposits, in each case maturing within 180 days from the date of acquisition thereof, issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (ii) has Tier 1 capital (as defined in such regulations) of not less than $1,000,000,000; (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; (v) money market funds that (A) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $500,000,000; and (vi) instruments equivalent to those referred to in clauses (i) through (v) above denominated in pounds sterling, Canadian dollars or Euro or any other foreign currency comparable in credit quality and tenor and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction.

(g)
“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the obligations under this Note and the Guarantee Agreement.

(h)
“Collateral Agent” means U.S. Bank Trust Company, National Association, in its capacity as collateral agent, until a successor replaces it in accordance with the provisions of the Security Documents and, thereafter, means such successor.

(i)
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

(j)
“Convertible Notes Indenture” means that certain Indenture, dated as of December 8, 2022 (as amended, modified, restated and/or supplemented from time to time), by and among the Borrower, the Guarantors party thereto and U.S. Bank Trust Company, National Association, in its capacities as trustee and collateral agent, governing the Borrower’s 8.00% / 9.50% Convertible Senior Secured PIK Toggle Notes due 2027 (the “Convertible Notes”).

(k)
“Default” means any event or condition which, upon notice, lapse of time or both, would constitute an Event of Default.

(l)
“Default Rate” shall have the meaning assigned to such term in Section 2(c).

(m)
“Deposit Account Control Agreements” means such control agreements required pursuant to Section 3.9 of the Security Agreement.

(n)
“Dollars” and “$”means the lawful currency of the United States of America.

(o)
“Event of Default” shall have the meaning assigned to such term in Section 6(a).

(p)
“Excluded Subsidiary” shall have the meaning assigned to such term in the Convertible

Notes Indenture.

(q)
“GAAP” means generally accepted accounting principles in the United States of

America.

(r)
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(s)
“Guarantee” means the guarantee by each Guarantor of the Borrower’s obligations under this Note pursuant to Section 5 hereof and the Guarantee Agreement.

(t)
“Guarantee Agreement” means that certain Guarantee Agreement, dated as of September 8, 2023, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
(u)
“Guarantors” shall have the meaning assigned to such term in the Guarantee

Agreement.

(v)
“Holder” shall have the meaning assigned to such term in the preamble.

(w)
“Indebtedness” shall have the meaning assigned to such term in the Convertible Notes

Indenture.

(x)
“Intellectual Property Security Agreement” means that certain Intellectual Property Security Agreement dated September 8, 2023, by and among the grantors a party thereto and the Collateral Agent, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(y)
“Interest Rate” shall have the meaning assigned to such term in Section 2(a).

(z)
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

(aa) “Lien” means, with respect to any asset, (a) any mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

(bb) “Loan Parties” means the Borrower and the Guarantors.

(cc) “Maturity Date” means August 7, 2024.

(dd) “Net Proceeds” means the aggregate cash proceeds and Cash Equivalents received by the Borrower or any of its Subsidiaries in respect of a transaction contemplated in Section 4 hereof (including, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received in any such transaction), provided that such amount shall be net of the direct costs relating to such transaction, including, without limitation, legal, accounting and investment banking fees, and sales commissions, taxes paid or payable as a result of such transaction, any charges, payments or expenses incurred in connection with such transaction and any reserve for adjustment or indemnification obligations in respect of the sale price of such asset or assets established in accordance with GAAP. To the extent the amounts that must be netted against any cash proceeds and Cash Equivalents cannot be reasonably determined by the Borrower with respect to any transaction, such cash proceeds and Cash Equivalents shall not be deem received until such amounts to be netted are known by the Borrower.

(ee) “Note” shall mean this Amended and Restated Super Priority Secured Promissory

Note.

(ff) “Note Documents” shall mean this Note, the Subscription Agreements, the Guarantee Agreement, the Security Documents, and each other instrument, document or agreement executed and/or delivered by a Loan Party pursuant to or in connection with any of the foregoing, each as amended, supplemented, waived or otherwise modified from time to time.

(gg) “Obligations” shall have the meaning assigned to such term in Section 5.

(hh) “Permitted Liens” shall have the meaning assigned to such term in the Convertible

Notes Indenture

(ii) “Permitted Refinancing” shall have the meaning assigned to such term in the Convertible Notes Indenture

(jj) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Note.

(kk) “PGE Facility” shall have the meaning assigned to such term in the Convertible Notes

Indenture.

(ll) “Pledge Agreement” means that certain share charge, dated as of September 8, 2023, by and among the Borrower, certain subsidiaries and Affiliates of the Borrower, and the Collateral Agent, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(mm) “Security Agreement” means that certain Security Agreement, dated as of September 8, 2023, by and among the Borrower, the other grantors party thereto and the Collateral Agent, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(nn) “Security Documents” means all security agreements (including the Security Agreement, Pledge Agreement, Intellectual Property Security Agreement and the Deposit Account Control Agreements), intercreditor agreements (including the Super Priority Intercreditor Agreement), pledge agreements, charges, mortgages, collateral assignments, collateral agency agreements, or other grants or transfers for security executed and delivered by the Borrower or any Guarantor creating (or purporting to create) a Lien upon Collateral for the benefit of the Holder to secure the obligations under this Note and the Guarantee Agreement, in each case, as amended, supplemented, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and the terms of this Note.

(oo) “Similar Business” means (1) any business conducted by the Borrower or any of its Subsidiaries on the date of this Note or (2) any business or other activities that are reasonably similar, ancillary, incidental, corollary, complementary, synergistic or related to, or a reasonable extension, development or expansion of, the businesses that the Borrower and its Subsidiaries conduct or propose to conduct on the date of this Note.

(pp) “Subscription Agreements” means (i) that certain Subscription Agreement, dated as of September 8, 2023, by and between the Borrower and the Holder and (ii) that certain Incremental Super Priority Note Subscription Agreement, dated as of December 11, 2023, by and between the Borrower and the Holder, in each case as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(qq) “Subsidiary” means, with respect to any Person, (A) any corporation, company, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ or shareholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (B) any partnership or limited liability company where (i) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (ii) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

(rr) “Super Priority Intercreditor Agreement” means that certain Super Priority Intercreditor Agreement, dated as of September 8, 2023, by and between the Holder, U.S. Bank Trust Company, National Association, as collateral agent under the Convertible Notes Indenture, and the Collateral Agent, acknowledged by the Loan Parties, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(ss) “As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to the Borrower not defined in this Section 1 and accounting terms partly defined in this Section 1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) references in this Note to “Articles”, “Sections”, “Annexes”, “Exhibits”, or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Note unless otherwise specifically provided (iii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iv) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, capital stock, securities, revenues, accounts, leasehold interests and contract rights, and (vi) references to agreements or other contractual obligations (including any of this Note) shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated, amended and restated or otherwise modified from time to time.

2.
Interest.

(a)
Interest shall accrue on the outstanding principal amount under this Note at a rate equal to 15.00% per annum (the “Interest Rate”) from and after December 11, 2023:

(b)
Interest payable hereunder shall be computed on the basis of a year of 365 days and the actual number of days elapsed.

(c)
Accrued interest hereunder shall be capitalized and added to the outstanding principal balance of this Note on the 15th of each month (or the next Business Day), commencing December 15, 2023. Accrued interest hereunder shall be paid in cash on (i) any date on which all or any portion of the principal balance of this Note is repaid or prepaid, solely with respect to the principal amount so repaid or prepaid, (ii) if the principal balance of this Note has not then previously been paid in full, the Maturity Date and/or (iii) any date on which the Obligations are accelerated in compliance with Section 6 hereof.

(d)
Upon the occurrence and during the continuance of an Event of Default, the unpaid principal amount under this Note and, to the extent permitted by applicable law, any interest payment or any fee or other amount owed hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under any applicable bankruptcy laws, whether or not allowed in such a proceeding) payable on demand at a rate that is 2.00% per annum in excess of the Interest Rate (the “Default Rate”). Notwithstanding any provision herein to the contrary, no interest shall accrue under this Note at a rate in excess of the highest applicable rate permitted by law, and the payment of any interest (including any charge or fee held by a court to be interest) in excess of such rate shall constitute a payment of and be applied to principal owing hereunder.

3.
Repayments.

(a)
The Repayment Amount shall become due and payable on the Maturity Date or on such earlier date pursuant to Section 6(b) hereof.
(b)
All monies due hereunder shall be paid in immediately available Dollars. If any payment on this Note shall be due on a day that is not a Business Day, it shall be payable on the next succeeding Business Day. Upon final payment of the Repayment Amount, this Note shall be surrendered to the Borrower for cancellation. Amounts borrowed and repaid hereunder may not be reborrowed. All payments hereunder shall be applied to accrued and unpaid interest and to outstanding principal of this Note in such order as determined by the Holder in its sole discretion.

4.
Prepayments.

(a)
The Borrower may prepay the Repayment Amount of this Note, in whole or in part, at any time.

(b)
The Borrower shall prepay the Repayment Amount of this Note, in whole or in part,

with:

(i)
100% of the Net Proceeds of a sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions (including by way of a sale leaseback), of property or assets (including Capital Stock of a Subsidiary) of the Borrower or any of its Subsidiaries;

(ii)
50% of the Net Proceeds received prior to January 31, 2024 and 100% of the Net Proceeds received on or after January 31, 2024, in each case, from (A) issuances of Capital Stock by the Borrower to any Person other than the Borrower or a Subsidiary; or (B) issuances of Indebtedness (including debt convertible into equity) by the Borrower or any Subsidiary, provided that no prepayment pursuant to this Section 4(b)(ii) shall be required in connection with the first $10,000,000 of Net Proceeds, provided further that, upon payment in full of Repayment Amount, the Borrower shall not be required to make any further payment to the Holder pursuant to this Section 4(b).

5.
Guarantees and Security.

(a)
The obligations of the Borrower under this Note, including, but not limited to, payment of the Repayment Amount and all other obligations (including any expense reimbursement and/or indemnification obligations) with respect to this Note and the other Note Documents (collectively, the “Obligations”) shall be guaranteed by the Guarantors under the Guarantee Agreement.

(b)
The Borrower shall cause each of its Subsidiaries (other than an Excluded Subsidiary) to become a Guarantor by executing an amended or supplemental Guarantee Agreement. The Borrower will, and will procure that Getaround SAS will, in each case, if tax counsel to the Borrower and the Holder agree in good faith that the following shall not result in material adverse consequences to the Borrower pursuant to Section 956 of the Code: (i) as soon as practicable, and in no event later than the earlier of (A) 90 days after the date of this Note and (B) the receipt of consent of the lender under the PGE Facility, use its commercially reasonable efforts to cause Getaround SAS to become a Guarantor by executing an amended or supplemental Guarantee Agreement and (ii) as soon as practicable, and in no event more than 30 days after the repayment of the PGE Facility in full (other than by way of a refinancing thereof consisting of French State guaranteed loans), will cause Getaround SAS to become a Guarantor by executing an amended or supplemental Guarantee Agreement.

(c)
The Borrower shall use commercially reasonable efforts to cause any joint venture or Similar Business to become a Guarantor by executing an amended or supplemental Guarantee Agreement.
(d)
Any investments in the Capital Stock or indebtedness of a joint venture or Similar Business shall be made only by the Borrower or a Guarantor, and such Capital Stock shall form part of the Collateral pursuant to the Security Documents.

(e)
The Obligations of the Borrower hereunder and the Guarantors under the Guarantee Agreement shall be secured by the Collateral pursuant to the terms of the Security Documents. The Security Documents shall provide for the grant by the Borrower and the Guarantors party thereto to the Collateral Agent of security interests in the Collateral.

(f)
The Borrower shall, and shall cause each of the Guarantors to, at its sole cost and expense, take or cause to be taken such actions as may be required by the Security Documents, to perfect, maintain (with the priority required under the Security Documents), preserve and protect the valid and enforceable, perfected (except as expressly provided herein or therein) security interests in and on all the Collateral granted by the Security Documents in favor of the Collateral Agent for the benefit of the Holder as security for the obligations under the Note Documents, prior to the rights of all third Persons and subject to no other Liens, in each case other than Permitted Liens; provided that, notwithstanding anything to the contrary under this Note or any Security Document, the Borrower and the Guarantors shall not be required (A) to perfect the security interests and/or Liens granted by the Security Documents by any means other than by (1) filings pursuant to the UCC in the office of the secretary of state (or similar filing office) of the jurisdiction of incorporation or formation of the Borrower or such Guarantor, (2) filings in United States government offices with respect to registered and applied for United States Intellectual Property owned by the Borrower or any Guarantor, (3) filing or recording in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent and (4) use their best efforts to cause all cash of such Borrower or such Guarantors, as applicable, to be held in a deposit account that is subject to a tri-party account control agreement in favor of the Collateral Agent and maintained by a branch office located within the United States of America and (B) other than as contemplated in Section 5(e), to complete any filings or other action with respect to the perfection of the security interests, including of any intellectual property, created under the Security Documents in any jurisdiction outside of the United States.

(g)
The Borrower shall from time to time promptly file and pay all financing and continuation statement recording and/or filing fees, charges and recording and similar taxes relating to the Note Documents and any amendments hereto or thereto and any other instruments of further assurance required pursuant hereto or thereto.

(h)
The Borrower and the Guarantors will, and will procure that Getaround SAS, in each case, if tax counsel to the Borrower and the Holder agree in good faith that the following shall not result in material adverse consequences to the Borrower pursuant to Section 956 of the Code:

(i)
as soon as practicable, and in no event later than the earlier of (I) 30 days after the date of this Note and (II) obtaining the consent of the lender under the PGE Facility, will, use its commercially reasonable efforts to execute and deliver to the Collateral Agent such Security Documents (in a form that is reasonably satisfactory to the Holder) and other documents, including an intercreditor agreement, to create effective junior priority Liens and security interests over the collateral that secures the PGE Facility as of the date of this Note to be provided in respect of this Note and take all action, including executing and delivering all ancillary documents, in connection with the creation, perfection and/or registration of such collateral.

(ii) as soon as practicable, and in no event more than 30 days after the repayment of the PGE Facility in full (other than by way of a Permitted Refinancing thereof consisting of French State guaranteed loans), will execute and deliver to the Collateral Agent such Security Documents (in a form that is reasonably satisfactory to the Holder) and other documents to create effective first priority Liens and security interests over the collateral that secures the PGE Facility as of the date of this Note to be provided in respect of this Note and take all action, including executing and delivering all ancillary documents, in connection with the creation, perfection and/or registration of such collateral.

6.
Events of Default.

(a)
The occurrence of any one or more of the following events shall constitute an Event of Default (an “Event of Default”) under this Note:

(i)
the failure to pay (A) any amount of principal of this Note when due or (B) any other amount owing under this Note, in the case of this clause (B), within five (5) days after the date when due;

(ii)
failure by the Borrower for two (2) consecutive days after written notice from the Holder has been received by the Borrower to comply with any of its other obligations contained in any of this Note or the Subscription Agreement;

(iii)
any Guarantee ceases to be in full force and effect except as otherwise provided in the Guarantee Agreement or any Guarantor denies or disaffirms its obligations under its Guarantee;

(iv)
unless such Liens have been released in accordance with the provisions of this Note or the Security Documents, the Liens in favor of the Holder with respect to Collateral having a fair market value in excess of $5,000,000 cease to be valid or enforceable (other than as a result of the Collateral Agent failing to maintain possession of Collateral actually delivered to it) and such default continues for 30 days;

(v)
the failure by the Borrower or any Guarantor to comply for ten (10) days after written notice to the Borrower or such Guarantor by the Holder or the Collateral Agent with its other agreements contained in the Security Documents, except for a failure that would not be material to the Holder and would not materially affect the value of the Collateral taken as a whole; or

(vi)
any “Event of Default” (as defined in the Convertible Notes Indenture) occurs (or would have occurred) and is continuing (or would have been continuing) under the Convertible Notes Indenture as in effect on the date hereof.

(b)
The Borrower agrees that, upon an Event of Default under this Note, the Holder may do one or more of the following without prior notice except as required by law or expressly agreed in writing by the Holder: (1) declare the Borrower in default and (2) declare the Repayment Amount to be due and payable in whole (or in part, in which case any portion of the Repayment Amount not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the Repayment Amount so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In addition, if any Event of Default occurs and is continuing, the Holder shall have all rights, powers and remedies available under any other Note Documents, as well as all rights and remedies available at law or in equity. Notwithstanding the first sentence of this Section 6(b), upon the occurrence of an Event of Default described in clause (vi) above pursuant to Section 7.01(A)(x), Section 7.01(A)(xi) or Section 7.01(A)(xii) of the Convertible Notes Indenture, the Repayment Amount so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder will automatically be due and payable immediately.

7.
Assignment. The Borrower may not sell, assign or otherwise transfer its right, title and interest in or obligations under this Note without the prior written consent of the Holder. The Holder may sell, assign or otherwise transfer its right, title and interest in, and obligations under, this Note with the prior written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned), except that the Borrower’s consent shall not be required for an assignment by the Holder to an Affiliate of the Holder or any investment fund or account managed or advised by the investment manager who acts on behalf of the Holder.

8.
No Waiver by Holder. No delay or omission by the Holder or any other holder hereof to exercise any power, right or remedy accruing to the Holder or any other holder hereof shall impair any such power, right or remedy or shall be construed to be a waiver of the right to exercise any such power, right or remedy. The Holder shall not be obligated or be deemed obligated to notify the Borrower that it is requiring the Borrower to strictly comply with the terms and provisions of this Note before accelerating this Note and exercising its other remedies hereunder because of the Borrower’s failure to timely perform its obligations under this Note, except to the extent notice is otherwise required under this Note.

9.
Borrower Waiver. The Borrower hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices other than notices otherwise required under this Note in connection with the delivery, acceptance, performance and enforcement of this

Note.

10.
Section Headings. Section headings appearing in this Note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Note.

11.
VENUE; CHOICE OF LAW. THIS NOTE AND EACH OTHER NOTE DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY NOTE DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY NOTE DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS NOTE, EACH OF THE BORROWER AND THE HOLDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN OR IN ANY OTHER NOTE DOCUMENT WILL PREVENT THE HOLDER FROM BRINGING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE SECURITY DOCUMENTS OR AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY LOAN PARTY IN ANY OTHER FORUM IN WHICH JURISDICTION CAN BE ESTABLISHED. EACH OF THE BORROWER AND HOLDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY NOTE DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY NOTE DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 17. NOTHING IN THIS NOTE OR ANY OTHER NOTE DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

12.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE AND THE OTHER NOTE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13.
Successors and Assigns. This Note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and permitted assigns of the Borrower and the Holder.

14.
Records of Payments. The records of the Holder shall be prima facie evidence of the amounts owing on this Note including, without limitation, any adjustments to the principal amount and Repayment Amount hereof in accordance with the terms hereof and shall be binding on the Borrower absent manifest error.

15.
Amendments and Waivers. No term of this Note may be waived, modified or amended except by an instrument in writing signed by the Borrower and the Holder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

16.
Severability. In the event any one or more of the provisions contained in this Note should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Each waiver in this Note is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Holder for having bargained for and obtained it.

17.
Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given

(i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient (with no mail undeliverable or other rejection notice), (iii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address or electronic mail address, as applicable, specified in Schedule I hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 17.

18.
Counterparts. The parties may sign any number of copies of this Note. Each signed copy, which may be delivered by facsimile or PDF transmission, shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) will constitute effective execution and delivery of this Note as to the other parties hereto will be deemed to be their original signatures for all purposes. The Borrower agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications, including, without limitation, the risk of interception and misuse by third parties.
19.
Usury Laws. It is the intention of each party hereto to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the Holder, prepayment by Borrower or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from December 11, 2023 until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the Holder either be rebated to the Borrower or credited on the Repayment Amount, or if this Note has been paid, then the excess shall be rebated to the Borrower. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid balance of the Repayment Amount remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Borrower or credited on the Repayment Amount, or if this Note has been repaid, then such excess shall be rebated to Borrower.

20.
Reaffirmation. The Borrower on behalf of itself and each Guarantor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Note Document, hereby (i) ratifies and reaffirms all of its and each Guarantor’s payment and performance obligations, contingent or otherwise, under this Note and each other Note Document to which it is a party and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Documents as security for or otherwise guaranteed the Obligations under or with respect to the Note Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Borrower on behalf of itself and each Guarantor hereby consents to this Note and acknowledges that each of the Note and each other Note Document remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Note shall not operate as a waiver of any right, power or remedy of the Collateral Agent or the Holder, constitute a waiver of any provision of the Note or any other Note Document or serve to effect a novation of the Obligations.

21.
ENTIRE AGREEMENT. THIS NOTE (INCLUDING THE SCHEDULES HERETO) AND THE OTHER NOTE DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE HOLDER, THE BORROWER AND THE OTHER LOAN PARTIES WITH RESPECT TO THEIR SUBJECT MATTER AND SUPERSEDES ALL PRIOR CONFLICTING OR INCONSISTENT AGREEMENTS, CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER. THE BORROWER ACKNOWLEDGES AND AGREES THAT THERE IS NO ORAL AGREEMENT BETWEEN THE BORROWER AND THE HOLDER WHICH HAS NOT BEEN INCORPORATED IN THIS NOTE AND THE NOTE DOCUMENTS.

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.

GETAROUND, INC.,

as the Borrower

By:

Name:

Title:

[SUPER PRIORITY SECURED PROMISSORY NOTE]

Acknowledged and Agreed:

HOLDER

MUDRICK CAPITAL MANAGEMENT L.P.,

on behalf of certain funds, investors, entities or accounts that is managed, sponsored or advised by it

By:

Name:

Title:

[SUPER PRIORITY SECURED PROMISSORY NOTE]